iShares®

iShares U.S. ETF Trust

Supplement dated October 20, 2017

to the Summary Prospectus and Prospectus, each dated March 1, 2017,

and the Statement of Additional Information (the “SAI”),

dated March 1, 2017 (as revised August 17, 2017), for the

iShares Edge U.S. Fixed Income Balanced Risk ETF (FIBR)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

On September 15, 2017, the Board of Trustees of iShares U.S. ETF Trust, a Delaware statutory trust (the “ETF Trust”), approved a proposal to convert the iShares Edge U.S. Fixed Income Balanced Risk ETF (Cboe BZX: FIBR) (the “Fund”), a series of the ETF Trust, from operating as an actively managed exchange-traded fund (“ETF”) to a passively managed or index ETF through a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed, by a newly created series (the “New Fund”) of iShares Trust, a Delaware statutory trust. The proposed transaction is referred to as the “Reorganization.”

While the Reorganization will change the Fund from operating as an actively managed ETF to a passively managed ETF and will change the legal entity of which the Fund is a series, the Reorganization is not expected to have a significant effect on the Fund’s investment operations. The Fund currently has an investment objective of seeking total return and preservation of capital. The New Fund will have an investment objective of seeking to track the investment results of the Bloomberg Barclays U.S. Fixed Income Balanced Risk Index (the “Underlying Index”), an index composed of taxable U.S. dollar-denominated bonds and U.S. Treasury futures, which targets an equal allocation between interest rate and credit spread risk. The change in the investment objective is not expected to have a significant effect on the Fund’s investments or the risks related to such investments, as the Fund has previously aligned its investment characteristics closely with those of the Underlying Index. There will be no change to the Fund’s fundamental investment policies, but the Fund’s non-fundamental investment policy of investing at least 80% of the value of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed-income securities will be revised to invest at least 80% of the value of its net assets in securities in the New Fund’s Underlying Index. Both the Fund and the New Fund may invest in to-be-announced (“TBA”) transactions on mortgage-backed security components of the Underlying Index. The New Fund will have the same contractual management fee as the Fund, will be advised by BlackRock Fund Advisors (“BlackRock”), the same investment adviser as the Fund, will be managed by the same portfolio managers and the same persons currently serving as trustees and officers of the Fund are expected to serve as trustees and officers of the New Fund. This transaction is expected to be tax-free for U.S. federal income tax purposes.

If the Reorganization is completed, shareholders of the Fund would receive shares of the New Fund with equivalent value, both measured at the time of the Reorganization. Consummation of the Reorganization will be subject to a number of conditions. Shareholders of the Fund are not required to vote with respect to the Reorganization and no shareholder vote is being sought on this matter. Shareholders of the Fund will be provided with a combined prospectus/information statement containing important information about the New Fund and the Reorganization. BlackRock will bear all of the expenses of the Reorganization, including the cost of establishing the New Fund and all other expenses of the Reorganization transaction.

Prior to the Reorganization, Fund shares will remain listed on Cboe BZX Exchange, Inc. (“Cboe BZX”) (formerly known as BATS Exchange, Inc.). Immediately after the Reorganization, it is expected that New Fund shares will trade on Cboe BZX under the same ticker as the Fund. If the conditions of the Reorganization are met, the Reorganization is currently expected to be consummated during the first quarter of 2018.

This supplement does not constitute an offer to sell or the solicitation of an offer to buy any securities of the New Fund.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

IS-A-FIBR-1017

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